Investor Update 4th Quarter 2023 December 2023 Exhibit 99.1

Disclaimer This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995 and the rules and regulations of the Securities and Exchange Commission (“SEC”). Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T’s business, and management’s beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, including economic conditions, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors") which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Examples of Future Factors include: the impact of M&T’s acquisition of People's United Financial Inc. (“People’s United”) (as described in the next paragraph); events and developments in the financial services industry, including legislation, regulations and other government actions as well as business conditions affecting the industry and/or M&T and its subsidiaries individually or collectively; economic conditions including inflation and market volatility; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; regulatory supervision and oversight, including monetary policy and capital requirements; domestic or international political developments and other geopolitical events, including international conflicts; governmental and public policy changes, including tax policy; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product, and service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; containing costs and expenses; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries’ future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. In addition, Future Factors related to the acquisition of People's United include, among others: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all; potential adverse reactions or changes to business, customer or employee relationships; M&T’s success in executing its business plans and strategies and managing the risks involved in the foregoing; the results and costs of integration efforts; the business, economic and political conditions in the markets in which M&T and its subsidiaries operate; the outcome of any legal proceedings that may be instituted against M&T or its subsidiaries; and other factors related to the acquisition that may affect future results of M&T. These are representative of the Future Factors that could affect the outcome of the forward-looking statements. In addition, as noted, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year ended December 31, 2022, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date made, and M&T does not assume any duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This presentation also contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). Management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the Appendix for reconciliation of GAAP with corresponding non-GAAP measures, as indicated in the presentation.

Purpose To make a difference in people’s lives. Mission We are a bank for communities – committed to improving the lives of our customers and all the communities we touch. Operating Principles Local Scale Credit Discipline Operating & Capital Efficiency

Driven by our talent 18-year average tenure for executive management Talent development programs span 4 decades Only 3 CEOs, 5 CFOs, and 2 CCOs in 39 years More than 40% of our Board of Directors team is diverse Several employee development programs and initiatives for attracting and promoting diverse employees Digitally forward, locally focused Enhanced team with new skill sets to solve problems & deliver solutions Partnerships with Fintechs to innovate and create customer solutions Seasoned, Skilled & Stable Increasingly Diverse New Capabilities Delivering for our customers

Delivering impact to our communities and customers Customer Focused Community Engagement Business Support Top Rankings When our customers and communities succeed, we all succeed Note: All data points except for SBA rankings are for 2022. Long lasting relationships Designated 119 multicultural banking branches since 2020, furthering our mission to be a culturally fluent bank for all communities $2.26 billion in financing to projects that contain affordable housing ~159,000 hours dedicated by M&T staff to volunteering in our communities ~$47 million in The M&T Charitable Foundation grants committed to supporting our communities 2,657 home purchase loans to low-and moderate-income residents Won 166 Greenwich Excellence awards in Small Business from 2011 to 2022 Ranked #6 SBA Lender in the country in FY2023, the 15th consecutive year M&T has ranked among the nation’s top 10 SBA Lenders Expanded the Multicultural Small Business Innovation Lab in 2022 to provide multicultural business owners with guidance and skills to scale and operate their businesses Highest possible CRA rating from Federal Reserve since 1982 #1 or #2 SBA Lender in 9 out of 16 markets in FY2023 3 Greenwich Excellence Awards & 1 Best Brand Award in Small Business Banking in 2022 Ranked #11 in Greenwich Excellence Awards for Small Business Banking in 2022

Our ESG commitment $231.6 million invested in the renewable energy sector 13% reduced electricity consumption since 2019(1) 46% reduced Scope 1 emissions since 2019(1) 14% reduced Scope 2 emissions since 2019(1) 1,440 Small Business Administration loans originated in 2022, totaling $203.8 million 2,657 home purchase loans to low-and moderate-income residents 9.5 years of average employee tenure Designated as one of the Best Places to Work for LQBTQ+ Equality in 2022 by the Human Rights Campaign Foundation and one of the Best Places to Work for Disability Inclusion in 2022 by the Disability Equality Index 94% of Board members were independent 24% of directors were women 18% of directors were people of color 59% of directors had tenure of five years or less We are committed to complying with the highest standards of business ethics and integrity Note: Data are as of December 31, 2022. (1) Numbers above reflect legacy M&T and do not include People’s United Bank (PUB). A bank for communities and making a difference SOCIAL GOVERNANCE ENVIRONMENT ESG accomplishments and highlights

Local Scale in Key Markets Source: S&P Global Market Intelligence, FDIC Summary of Deposits (1) Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV). M&T as of 11/14/2023, excludes two domestic branches outside of Northeast footprint % of Deposits in MSAs with #1 or #2 Deposit Rank Peer 1 64% MTB 64% Peer 2 62% Peer 3 60% Peer 4 55% Peer 5 50% Peer 6 45% Peer 7 44% Peer 8 42% Peer 9 41% Peer 10 35% Peer 11 34% Top Northeast Banks by Branches1 Branches 1 JPMorgan Chase & Co. 1,098 2 Bank of America Corp. 1,079 3 M&T Bank Corp. 966 4 Toronto-Dominion Bank 937 5 Citizens Financial Group 930 6 Wells Fargo & Co. 845 7 PNC Financial Services 711 8 Truist Financial Corp. 643 9 KeyCorp 424 10 Banco Santander SA 409 Dense Northeast network covers a geography with only a 300-mile radius but approximately 22% of U.S. population and 25% of GDP Contiguous Branch Footprint… …With Market Leading Franchises… …and Dense, Efficient Network

  2018 2019 2020 2021 2022   3Q22 2Q23 3Q23 Superior Pre-Credit Earnings                   Net Interest Margin 3.83% 3.84% 3.16% 2.76% 3.39% 3.68% 3.91% 3.79% Efficiency Ratio (1) 54.8% 55.7% 56.3% 59.0% 56.6%   53.6% 48.9% 53.7% Efficiency Ratio - Adjusted (1) 54.8% 54.9% 56.3% 59.0% 55.9%   53.6% 53.4% 53.7% PPNR (1) $2,647 $2,753 $2,579 $2,445 $3,471   $1,017 $1,084 $1,057 PPNR to RWA (1) 2.73% 2.73% 2.44% 2.34% 2.69%   2.80% 2.86% 2.76% Strong Credit Metrics                   Allowance to Loans (As At) 1.15% 1.16% 1.76% 1.58% 1.46% 1.46% 1.50% 1.55% Net Charge-Offs to Loans 0.15% 0.16% 0.26% 0.20% 0.13%   0.20% 0.38% 0.29% Focused on Returns                   Net Operating Return on: Tangible Assets (1) 1.72% 1.69% 1.04% 1.28% 1.35%   1.44% 1.80% 1.41% Tangible Common Equity (1) 19.09% 19.08% 12.79% 16.80% 16.70% 17.89% 22.73% 17.41% Adjusted Net Operating Return on: Tangible Assets(1) 1.72% 1.72% 1.04% 1.28% 1.35% 1.44% 1.48% 1.41% Tangible Common Equity(1) 19.09% 19.44% 12.79% 16.80% 16.71% 17.89% 18.55% 17.41% Consistent Capital Generation                   Tangible Common Equity to Tangible Assets 8.31% 8.55% 7.49% 7.68% 7.63%   7.70% 7.63% 7.78% Common Equity Tier 1 Ratio 10.13% 9.73% 10.00% 11.42% 10.44% 10.75% 10.59% 10.95% Tier 1 Capital Ratio 11.38% 10.94% 11.17% 13.11% 11.79%   12.13% 11.91% 12.27% Balance Sheet (As At)                   Loans to Deposits 98.13% 95.94% 82.25% 70.63% 80.46% 78.26% 82.28% 80.64% Securities to Assets 10.57% 7.92% 4.94% 4.61% 12.56%   12.43% 13.44% 13.07% Key Ratios Note: (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures.

Solid Performance in Key Metrics against Peers ROTCE % (ex-AOCI)(1) 3Q23 Net Interest Margin 3Q23 Efficiency Ratio(1) 3Q23 PPNR / RWA(1) 3Q23 NCO / Loans 3Q23 Note: (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures. Source: S&P Global Market Intelligence and company filings

Areas of Focus

Balance Sheet & 4Q23 Trends 4Q23 November QTD Comments Average Balance Int-Bearing Dep. At Banks (Cash) $30.4 Billion Securities $27.6 Billion Loans $132.5 Billion C&I and Consumer loan growth, continued decline in CRE, modest decline in Residential Mortgage Deposits $164.6 Billion Primarily growth in customer deposits 4Q23 Outlook Comments Income Statement Net Interest Income Taxable-equivalent   $1,710 million to $1,740 million Continued cost pressure from funding mix-shift Cumulative interest-bearing deposit betas, excluding Brokered deposits, in the high 40% range Fee Income $560 million +/- Continuation of current fee income trends Operating Expense (excludes intangible amortization)   $1,245 million to $1,265 million Continued focus on diligently managing expenses Does not include ~$15 million in intangible amortization expense Does not include ~$197 million FDIC special assessment Net Charge-Offs Likely above 3Q23 Full year 2023 still expected to be near long-term average of 33 bps

Decreasing Asset Sensitivity Represents estimated impact on NII resulting from a parallel shift in interest rates during first modeling year Sensitivity of NII to Changes in Interest Rates1 $, Millions Increased mix of fixed liquid assets Y/Y Avg. interest-bearing deposits at banks down $4B to $27B in 3Q23 Avg. investment securities up $4B to $28B in 3Q23 Increased fixed rate swaps $26B in notional swaps ($24B cash flow hedges and $2B fair value hedges) at 9/30/2023 compared to $21B at 9/30/2022; includes forward starting Increased liability costs and lower noninterest-bearing (“NIB”) deposit mix provides cushion in declining rate environment IB liability costs of 2.83% in 3Q23 vs. 0.41% in 3Q22 NIB mix down to 33% in 3Q23 from 44% in 3Q22 Highlights +200bps +100bps -100bps -200bps

Granular, Diversified Core Deposit Funding & Strong Liquidity Position Granular Deposit Base Diversified Deposit Base Stable & Long-Tenured Relationships Strong Liquidity Profile 65% of deposits are insured or collateralized as of 9/30/2023 Average consumer deposit account balance is $12,000 Average business banking deposit account balance is $46,000 Deposits are spread across our 12 state, nearly 1,000 branch footprint Diversified geographically across Upstate NY (23%), Connecticut (13%), Mid-Atlantic (12%), Greater Baltimore area (12%), NYC area (11%), New England (10%), and other regions Largest single industry concentration is Public Administration, <5% of total deposits Commercial and business banking deposits consist largely of operating account balances Average relationship tenure of 17 years with wealth customers, 16 years for consumer, 15 years for commercial and 13 years for business banking Average Cash Balances represent over 14% of Earning Assets Liquidity Sources represent ~133% of Adjusted Uninsured Deposits1 as of 9/30/2023 ‘Adjusted Uninsured Deposits’ represents uninsured deposits excluding collateralized deposits All information presented as of 9/30/23.

Sources: S&P Global Market Intelligence and FDIC Local Scale Leads to Superior Deposit Franchise Noninterest-bearing deposits represented 33% of 3Q 2023 average total deposits for M&T or 36% of total deposits excluding brokered, compared to 27% peer median 2003-3Q23 Average M&T 0.70% Peer Median 0.86% Difference -0.16% Noninterest-Bearing Deposits / Total Deposits Total Cost of Deposits M&T Peer Median Peer Range

Diversified and Granular Deposit Base Total commercial and business banking diversified geographically across Upstate NY (24%), Mid-Atlantic (10%), New England (12%), NYC area (16%), Greater Baltimore area (11%), Connecticut (8%), and other regions Commercial $43B in deposits diversified across industries and geographies Average relationship tenure of 15 years Average account size $3MM; median $230k ~60% operating balances Business Banking Business Banking ($22B) deposits; operating and relationship accounts with small businesses Average relationship tenure of 13 years Average account size $46k Over 40% operating balances Other Primarily includes brokered deposits ($13B) and escrow-related Average Deposits 3Q23 Commercial & Other Deposits Retail Deposits Trust Deposits Consumer deposits are spread across our 12 state, nearly 1,000 branch network Diversified geographically across Upstate NY (22%), Mid-Atlantic (14%), New England (8%), NYC area (7%), Greater Baltimore area (13%), Connecticut (18%), and other regions Average relationship tenure of 16 years Average account size $12k Consists primarily of Wealth and Institutional Client Services (ICS) Deposits Wealth ($3B); average tenure 17 years; average account size ~$164k ICS ($12B): average account size ~$1.0MM $163B

Liquidity Sources represent ~133% of Adjusted Uninsured Deposits Uninsured Deposits represent 42% of Total Deposits, 35% excluding Collateralized Deposits Average Cash Balances represent over 14% of Earning Assets Issued $1 billion in senior notes in 4Q23 Strong Core Funding and Liquidity Liquidity Sources & Uninsured Deposits 9/30/2023 Highlights

Strong CRE Underwriting Track Record All information presented as of 9/30/23. Long History & Expertise in CRE Lending Long-term relationships and consistently conservative Credit Standards through economic cycles Two Chief Credit Officers over the past 40 years Diversified Loan Portfolio The mix of C&I, CRE (incl. Owner-occupied) and Consumer loans approximately 1/3 each Excluding owner-occupied, Investor-Owned Real Estate (IRE) is 25% of total loans, down from 31% in 2019 Long Duration Permanent IRE Portfolio Approximately 75% of the permanent investor-owned portfolio matures in 2025 or later Approximately 70% of the Permanent IRE portfolio is fixed rate, inclusive of customer implemented swaps Permanent IRE Well-Diversified with Low LTV’s No one Permanent IRE property type accounts for more than 5% of loans—the largest of which are Multifamily and Retail The largest Total IRE exposure to a single metro area is approximately 4% of loans Weighted average LTV is 56%; which provides a buffer against potential future losses in these portfolios Over 80% of the total Permanent IRE portfolio has an LTV of 70% or less Office Risk Likely to Play Out Over Long Horizon Permanent office IRE represents 4% of total loans and is well diversified geographically (NYC approximately 0.5% of total loans) Approximately 80% of the permanent office IRE portfolio matures in 2025 or later Approximately 75% of the underlying leases in the permanent office IRE portfolio mature in 2025 or later

-6% Permanent IRE $25.9B, 20% Well Diversified Loan Portfolio Loan Portfolio Composition 9/30/2023 Investor-Owned Real Estate % of Total Loans IRE Concentration has declined 6% since 2019 $132B Construction Permanent

September 30, 2023 assumptions Average unemployment rate of 4.6% Gross domestic product growth at a 0.7% rate during the first year of the forecast period and at a 2.0% rate in the second year Commercial real estate and residential real estate prices were assumed to cumulatively contract 8.5% and 4.8%, respectively Allowance for credit losses of $240 million, or 4.9% of permanent IRE office loans, at September 30, 2023 The allowance-to-loans ratio for nonaccrual permanent IRE office loans was 34%. Nonaccrual loans are assessed individually for specific reserves Accruing office loans reserved for on a collective basis using statistically developed models. At September 30, 2023, property values collateralizing accruing office loans were assumed to decline 40-50% during the two-year forecast period Allowance for Credit Losses $, Millions Balance Allowance Allowance % of Loans Commercial, financial, etc $ 45,058 $ 538 1.19% Real estate - commercial $ 43,574 $ 792 1.82% Permanent IRE $ 25,860 $ 561 2.17% Construction $ 7,408 $ 162 2.19% Owner-Occupied $ 10,306 $ 69 0.67% Real estate - consumer $ 23,448 $ 114 0.49% Consumer $ 20,275 $ 608 3.00% Total loans and leases $ 132,355 $ 2,052 1.55% Memo: Permanent IRE Office $ 4,898 $ 240 4.90% CRE Balance $46.1B $45.4B $45.1B $44.6B $43.6B Allowance by Portfolio 9/30/2023 CRE Allowance Trend Allowance Commentary Permanent Office Allowance Commentary CRE ACL $, Millions ACL % of Loans

Source: S&P Global Market Intelligence and FRY9C. Note: Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile (“QBP”). Average, max, and range are weighted FY1990-3Q23. Superior Credit Losses Through Multiple Economic Cycles M&T Credit Philosophy NCO % of Loans Consistently conservative credit standards through economic cycles Emphasis on secured lending: cash flow + collateral + guarantees Customer selection, supported by local market knowledge Working with customers to achieve best long-term outcome “Great Financial Crisis” 2001 Recession S&L Crisis While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses COVID 19 Pandemic   Avg Max Range MTB 0.34% 1.01% 0.88% Peer Median 0.58% 2.41% 2.23% Industry 0.80% 2.56% 2.31% M&T Peer Median Peer Range Industry

Source: S&P Global Market Intelligence and FRY9C. Note: Range measures the difference between the period maximum and minimum for M&T and peers. Average, max, and range are FY2005-3Q23 Best-In-Class Credit NCO Ratios Across All Portfolios C&I Construction CRE, excluding Construction HELOC Residential Real Estate Consumer (excl. HELOC) M&T Peer Median Peer Range   Avg Max Range MTB 0.37% 1.27% 1.19% Peer Median 0.49% 1.79% 1.65%   Avg Max Range MTB 0.10% 1.10% 1.11% Peer Median 0.43% 2.57% 2.60%   Avg Max Range MTB 0.19% 0.52% 0.60% Peer Median 0.44% 1.25% 1.31%   Avg Max Range MTB 0.41% 2.47% 2.70% Peer Median 1.09% 7.11% 7.27%   Avg Max Range MTB 0.30% 1.32% 1.34% Peer Median 0.34% 1.59% 1.61%   Avg Max Range MTB 0.91% 1.62% 1.41% Peer Median 1.31% 3.23% 2.62%

Spotlight on Permanent IRE Hallmark of structures requires material upfront ‘skin in the game’ to ensure alignment and provide a buffer against potential future losses Weighted average LTV is 56%; over 80% of the total Permanent IRE portfolio has an LTV of 70% or less Approximately 70% of the Permanent IRE portfolio is fixed rate, inclusive of customer implemented swaps The risk from a decline in commercial real estate values is likely to play out over a long period of time Approximately 75% of the permanent investor-owned portfolio matures in 2025 or later % of Loans Maturing Change 2Q23 vs Balance ($, B) WAVG LTV 2023 2024 2025 Retail $6.0 53% 8% 13% 18% Multifamily $6.2 56% 5% 10% 24% Office $4.9 58% 9% 11% 25% Healthcare $3.7 59% 15% 24% 15% Hotel $2.7 56% 16% 26% 19% Industrial $2.1 53% 8% 12% 15% Other $0.3 57% 6% 7% 24% Permanent $25.9 56% 9% 14% 20% Permanent IRE Details 9/30/2023 Key Points

Diversified and Low LTV Permanent Office CRE (1) Lease maturity data for loans with >$10MM in exposure Balance ($, B) % of Total Loans WAVG LTV New York City $0.7B 0.5% 51% Connecticut $0.5B 0.4% 58% Greater Boston $0.5B 0.3% 60% New Jersey $0.3B 0.2% 58% Western New York $0.3B 0.2% 65% VT/NH/ME $0.3B 0.2% 64% Rochester $0.2B 0.2% 60% Albany/HVN $0.2B 0.2% 60% Out of Footprint $0.2B 0.2% 47% Baltimore $0.2B 0.2% 63% Florida $0.2B 0.1% 61% Long Island $0.2B 0.1% 48% MA/RI $0.2B 0.1% 54% Northern PA $0.1B 0.1% 52% Delaware/Eastern MD $0.1B 0.1% 65% All Other $0.7B 0.5% 58% Total $4.9B 3.7% 58% Loans Maturing Underlying Leases Maturing1 2023 10% 15% 2024 11% 9% 2025 25% 10% Strong collateral coverage; over 80% have average LTV of 70% or lower Approximately 60% of portfolio has ‘22/’23 appraisal Geographically diverse; New York City largest concentration representing less than 1% of total loans Approximately 80% of the portfolio matures in 2025 or later Approximately 75% of the underlying leases mature in 2025 or later % of Balances by LTV Range Key Points Loan & Underlying Lease Maturity Profile Geographic Detail Over 80% with LTV ≤ 70%

Permanent Office CRE Maturities Spread Out and Manageable 4Q23 1Q24 2Q24 3Q24 4Q23-3Q24 4Q24-3Q25 >90% 9% 0% 0% 1% 4% 13% >80%-90% 5% 25% 0% 22% 14% 0% >70%-80% 0% 9% 22% 17% 9% 4% >60%-70% 26% 23% 20% 19% 23% 21% >50%-60% 36% 10% 43% 11% 24% 30% ≤50% 24% 33% 14% 30% 27% 32% Maturities ($, B) $0.2 $0.1 $0.1 $0.2 $0.6 $1.0 LTV Ranges Office maturities are spread relatively evenly over time with no upcoming ‘maturity bubbles’, with LTV profile broadly similar to the overall office portfolio NYC Detail Less than $25 million in total NYC permanent office maturities over the next four quarters; all of which have an LTV of 70% or less Approximately 80% of NYC Office permanent exposure has a 2022 or 2023 appraisal LTV Ranges for Upcoming Office Maturities

Commercial Criticized & Nonaccrual Details Borrower selection is  key to low loss content; approximately 90% of criticized and  56% of nonaccrual loans are paid current. History of working with borrowers to reduce loss; minimal loan/note sales over past 20 years. In most cases, for loans maturing in the next 12 months with a debt service coverage <1.1x would be place in criticized status Criticized largely consist of permanent IRE and construction (72%), while C&I (22%) and owner-occupied (5%) generally performing well.  Trends in hotel continue to improve and criticized down meaningfully from peak in 2021. Retail and owner-occupied trends generally stable. Higher multifamily criticized loans largely from higher rates.  Nonaccrual loans mix permanent IRE (57%), C&I (26%), owner-occupied (10%) and construction (7%). Total commercial nonaccrual loans have specific reserves of ~12% and average nonaccrual loan size is $1.8 million. More than half of the nonaccrual consist of IRE loans >$5 million; average LTV's of 62%-based upon most up to date appraisals. Key Points Commercial Criticized & Nonaccrual by Portfolio 9/30/2023 Outstanding $25.9B $7.4B $10.3B $45.1B Total CRE $43.6B Outstanding Criticized Accrual Criticized Nonaccrual

Strong Capital and Low AOCI Impact Top quartile CET1 ratio among peers (10.95%) Top quartile TCE ratio among peers (7.8%); more than ~290 bps above peer median Agency MBS/CMBS account for 54% of total and U.S. Treasurys 32% AFS duration ~1.5 years and HTM duration ~5.7 years, total debt securities duration ~3.9 years Investment securities portfolio only 13% of total assets AFS and pension-related AOCI represents ~36bps negative impact on regulatory capital All information presented as of 9/30/23. Top Quartile Core Capital High Quality and Short Duration Securities Portfolio Low AOCI Impact

Diversified Securities Portfolio (1) Mortgage securities include estimated prepayment under market forward interest rates. $27.3B Securities Portfolio Composition 9/30/2023 Securities of $27.3B; 13% of total assets ~$6.9B securities maturing1 in 2024 with an average yield of 2.2%. ~$4.8B securities maturing1 in 2025 with an average yield of 2.6% AFS-related AOCI represents only 22bps potential negative impact on CET1 ratio; 36bps total negative impact when also including pension-related AOCI HTM debt securities represent 57% of securities Agency MBS/CMBS and U.S. Treasurys represent over 85% of securities portfolio Duration Pretax Unrealized Loss AFS ~1.5 years $0.4 billion HTM ~5.7 years $1.8 billion Total Debt Securities ~3.9 years $2.3 billion Highlights

Strong Capital Levels Compared to Peers Capital levels favorable to peers both as reported and when considering AOCI  Strong capital position benefits M&T under current and proposed rules CET1 ratio would exceed SCB minimum levels under proposal Modest impact from including AOCI in regulatory capital1 36 basis point negative impact to CET1 ratio; would remain >10.5% at September 30, 2023 Increased capital for operational risk, lower capital for real estate and consumer loans – Overall do not expect material change Limited exposure to trading activities subject to complex market risk proposals  Under current proposal, estimated long-term debt shortfall manageable and could be met by refinancing maturing noncore funding (1) Proposal would require regulatory capital to include unrealized losses on AFS securities (22 bps) and pension-related effects (14 bps) Common Equity Tier 1 Ratio 9/30/2023 Tangible Common Equity / Tangible Assets 9/30/2023 Highlights

Why invest in M&T? Long term focused with deeply embedded culture Business operated to represent the best interests of all key stakeholders Energized colleagues consistently serving our customers and communities A safe haven for our clients as proven during turbulent times and crisis Experienced and seasoned management team Strong risk controls with long track record of credit outperformance through cycles Prudent growth ~2x peers Leading position in core markets 15-20% ROATCE ~10% annual TSR Robust dividend growth 7% TBV per share growth Source: FactSet, S&P Global, Company Filings. Note: Source: FactSet, S&P Global, Company Filings. Note: (1) Branch and deposit data as of 6/30 of the year under consideration, pro forma for pending / closed M&A as of 10/10/23. Growth vs. peers represents each bank’s median branch deposit growth from 2019-2023 relative to that bank’s median city projected population growth from 2023-2028. (2): ROATCE average from 2012-2022. Adjusted for amortization of core deposit and other intangible assets, merger related expenses, tax rate changes, and normalized provisions for credit losses in 2020. (3): Annual TSR represents CAGR of the average trailing 3 year total shareholder returns (consisting of price returns and dividends assuming reinvestment of dividends received) during 2012-2022 . (4): Dividend growth represents CAGR of common dividends per share from 2012-2022. (5): TBV per share growth represents CAGR from 2012-2022. Purpose-Driven Successful and Sustainable Business Model that Produces Strong Shareholder Returns Purpose Driven Organization Successful and Sustainable Business Model Strong Shareholder Returns

Appendices

Appendix 1 Note: M&T is providing supplemental reporting of its results on a “GAAP – Adjusted” basis, from which M&T excludes the after-tax effect of certain notable items of significance. Although “GAAP – Adjusted” income as presented by M&T is not a GAAP measure, M&T management believes that this information helps investors understand the effect of such notable items in reported results. Tables in appendices may not foot due to rounding. GAAP to GAAP - Adjusted (Non-GAAP) Reconciliation In millions   2018 2019 2020 2021 2022   3Q22 2Q23 3Q23 Revenues Net interest income - GAAP   $4,072 $4,130 $3,866 $3,825 $5,822 $1,679 $1,799 $1,775 Total other income - GAAP 1,856 2,062 2,088 2,167 2,357 563 803 560 Subtotal   5,928 6,192 5,955 5,992 8,179 2,242 2,602 2,335 Gain on CIT - - - - - - (225) - Gain on MTIA   - - - - (136) - - - Revenues - GAAP Adjusted   $5,928 $6,192 $5,955 $5,992 $8,042 $2,242 $2,378 $2,335 Noninterest expense Noninterest expense - GAAP   $3,288 $3,469 $3,385 $3,612 $5,050 $1,279 $1,293 $1,278 Write-down of equity method investment - (48) - - - - - - Charitable contribution   - - - - (135) - - - Merger-related expenses - - - (44) (338) (53) - - Noninterest expense - GAAP Adjusted   $3,288 $3,420 $3,385 $3,568 $4,577 $1,226 $1,293 $1,278 PPNR Revenues - GAAP Adjusted   $5,928 $6,192 $5,955 $5,992 $8,042 $2,242 $2,378 $2,335 (Gain)/loss on bank investment securities 6 (18) 9 21 6 1 (1) - Noninterest expense - GAAP Adjusted   (3,288) (3,420) (3,385) (3,568) (4,577) (1,226) (1,293) (1,278) Pre-provision net revenue   $2,647 $2,753 $2,579 $2,445 $3,471 $1,017 $1,084 $1,057

Appendix 2 Note: M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit and other intangible asset balances, net of applicable deferred tax amounts) and gains (when realized) and expenses (when incurred) associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature. Although “net operating income” as defined by M&T is not a GAAP measure, M&T’s management believes that this information helps investors understand the effect of acquisition activity in reported results. (1) After any related tax effect GAAP to Net Operating and Net Operating-Adjusted (Non-GAAP) Reconciliation In millions   2018 2019 2020 2021 2022   3Q22 2Q23 3Q23 Net income Net income - GAAP   $1,918 $1,929 $1,353 $1,859 $1,992 $647 $867 $690 Amortization of core deposit and other intangible assets (1) 18 14 11 8 43 14 12 12 Merger-related expenses (1)   - - - 34 432 39 - - Net operating income   1,936 1,944 1,364 1,900 2,466 700 879 702 Preferred stock dividends   (73) (69) (68) (73) (97) (25) (25) (25) Net operating income available to common equity   $1,864 $1,874 $1,296 $1,827 $2,369 $675 $854 $677 Net income Net income - GAAP   $1,918 $1,929 $1,353 $1,859 $1,992 $647 $867 $690 Amortization of core deposit and other intangible assets (1) 18 14 11 8 43 14 12 12 Merger-related expenses (1)   - - - 34 432 39 - - Write-down of equity method investment (1) - 36 - - - - - - Gain on MTIA (1)   - - - - (98) - - - Charitable contribution (1) - - - - 100 - - - Gain on CIT (1)   - - - - - - (157) - Net operating income - Adjusted   1,936 1,980 1,364 1,900 2,469 700 721 702 Preferred stock dividends   (73) (69) (68) (73) (97) (25) (25) (25) Net operating income available to common equity - Adjusted $1,864 $1,910 $1,296 $1,827 $2,372 $675 $696 $677

Appendix 2 GAAP to Net Operating (Non-GAAP) Reconciliation In millions   2018 2019 2020 2021 2022   3Q22 2Q23 3Q23 Efficiency ratio Noninterest expense   $3,288 $3,469 $3,385 $3,612 $5,050 $1,279 $1,293 $1,278 Less: Amortization of core deposit and other intangible assets 25 19 15 10 56 18 15 15 Less: Merger-related expenses   - - - 44 338 53 - - Noninterest operating expense   $3,264 $3,449 $3,370 $3,558 $4,656 $1,208 $1,278 $1,263 Taxable-equivalent net interest income   $4,094 $4,153 $3,884 $3,840 $5,861 $1,691 $1,813 $1,790 Other income 1,856 2,062 2,088 2,167 2,357 563 803 560 Less: Gain (loss) on bank investment securities (6) 18 (9) (21) (6) (1) 1 - Denominator   $5,956 $6,197 $5,981 $6,028 $8,223 $2,255 $2,615 $2,350 Efficiency ratio   54.8% 55.7% 56.3% 59.0% 56.6% 53.6% 48.9% 53.7%

Appendix 2 GAAP to Net Operating - Adjusted (Non-GAAP) Reconciliation In millions   2018 2019 2020 2021 2022   3Q22 2Q23 3Q23 Efficiency ratio - Adjusted Noninterest expense   $3,288 $3,469 $3,385 $3,612 $5,050 $1,279 $1,293 $1,278 Less: Amortization of core deposit and other intangible assets 25 19 15 10 56 18 15 15 Less: Write-down of equity method investment   - 48 - - - - - - Less: Charitable contribution - - - - 135 - - - Less: Merger-related expenses   - - - 44 338 53 - - Noninterest operating expense - Adjusted (numerator)   $3,264 $3,401 $3,370 $3,558 $4,522 $1,208 $1,278 $1,263 Taxable-equivalent revenues   $5,950 $6,215 $5,972 $6,007 $8,218 $2,254 $2,616 $2,350 Less: Gain (loss) on bank investment securities (6) 18 (9) (21) (6) (1) 1 - Less: Gain on CIT   - - - - - - 225 - Less: Gain on MTIA - - - - 136 - - - Denominator - Adjusted   $5,956 $6,197 $5,981 $6,028 $8,087 $2,255 $2,391 $2,350                 Efficiency ratio - Adjusted   54.8% 54.9% 56.3% 59.0% 55.9% 53.6% 53.4% 53.7%

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation In millions   2018 2019 2020 2021 2022   3Q22 2Q23 3Q23 Average assets Average assets   $116,959 $119,584 $135,480 $152,669 $190,252 $201,131 $204,376 $205,791 Goodwill (4,593) (4,593) (4,593) (4,593) (7,537) (8,501) (8,473) (8,465) Core deposit and other intangible assets   (59) (38) (21) (8) (179) (236) (185) (170) Deferred taxes 16 10 5 2 43 56 46 43 Average tangible assets   $112,323 $114,963 $130,871 $148,070 $182,579 $192,450 $195,764 $197,199 Average common equity Average total equity   $15,630 $15,718 $15,991 $16,909 $23,810 $25,665 $25,685 $26,020 Preferred stock (1,232) (1,272) (1,250) (1,438) (1,946) (2,011) (2,011) (2,011) Average common equity   14,398 14,446 14,741 15,471 21,864 23,654 23,674 24,009 Goodwill (4,593) (4,593) (4,593) (4,593) (7,537) (8,501) (8,473) (8,465) Core deposit and other intangible assets   (59) (38) (21) (8) (179) (236) (185) (170) Deferred taxes 16 10 5 2 43 56 46 43 Average tangible common equity   $9,762 $9,825 $10,132 $10,872 $14,191 $14,973 $15,062 $15,417

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation In millions   12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022   9/30/2022 6/30/2023 9/30/2023 Total assets Total assets   $120,097 $119,873 $142,601 $155,107 $200,730 $197,955 $207,672 $209,124 Goodwill (4,593) (4,593) (4,593) (4,593) (8,490) (8,501) (8,465) (8,465) Core deposit and other intangible assets   (47) (29) (14) (4) (209) (227) (177) (162) Deferred taxes 13 7 4 1 51 54 44 41 Total tangible assets   $115,470 $115,258 $137,998 $150,511 $192,082 $189,281 $199,074 $200,538 Total common equity Total equity   $15,460 $15,717 $16,187 $17,903 $25,318 $25,256 $25,801 $26,197 Preferred stock (1,232) (1,250) (1,250) (1,750) (2,011) (2,011) (2,011) (2,011) Undeclared dividends - cumulative preferred stock   (3) - - - - - - - Common equity   14,225 14,467 14,937 16,153 23,307 23,245 23,790 24,186 Goodwill   (4,593) (4,593) (4,593) (4,593) (8,490) (8,501) (8,465) (8,465) Core deposit and other intangible assets (47) (29) (14) (4) (209) (227) (177) (162) Deferred taxes   13 7 4 1 51 54 44 41 Total tangible common equity   $9,598 $9,852 $10,334 $11,557 $14,659 $14,571 $15,192 $15,600

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation In millions   3Q23 Average common equity ex AOCI Average total equity   $26,020 Preferred stock (2,011) Average common equity   $24,009 Goodwill (8,465) Core deposit and other intangible assets   (170) Deferred taxes 43 Average tangible common equity   $15,417 Less: Average accumulated other comprehensive income (890) Average tangible common equity ex AOCI   $16,307

M&T Peer Group PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NA KeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc. First Horizon National Corporation